SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

WORLD ACCESS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-29782	58-2398004
(State of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)

945 E. Paces Ferry Road, Suite 2200
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)

(404) 231-2025
(Registrant’s telephone number, including area code)

Item 3.   Bankruptcy or Receivership.

     On April 24, 2001, World Access, Inc. filed voluntary petitions for Chapter 11 relief in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Court”), on behalf of itself and certain of its U.S. subsidiaries, including WA Telcom Products Co., Inc., World Access Telecommunications Group, Inc., FaciliCom International, L.L.C. and WorldxChange Communications, Inc. (collectively, the “Subsidiaries”).

     Copies of the Monthly Operating Reports for World Access and each of the Subsidiaries for the months of October 2002, November 2002, December 2002, January 2003, February 2003, March 2003, April 2003, May 2003, June 2003, July 2003, August 2003 and September 2003 are attached to this Report as Exhibits 99.1 through 99.5. The financial information in these reports is unaudited and has not been reviewed by an independent accountant.

Item 7.   Financial Statements and Exhibits

(c)   Exhibits.

Exhibit
Number	Description
99.1	Monthly Operating Reports of World Access, Inc.
99.2	Monthly Operating Reports of WA Telcom Products Co., Inc.
99.3	Monthly Operating Reports of World Access Telecommunications Group.
99.4	Monthly Operating Reports of FaciliCom International, L.L.C.
99.5	Monthly Operating Reports of WorldxChange Communications.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

WORLD ACCESS, INC.
Date: April 27, 2004	By:	/s/ Henry C. Lyon Henry C. Lyon Vice President and Chief Accounting Officer